UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K
____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 23, 2013
_______________________

BROOKLINE BANCORP, INC.
(Exact name of registrant as specified in its charter)
______________________

Delaware
(State or other jurisdiction of incorporation)

0-23695
(Commission File Number)

04-3402944
(IRS Employer Identification No.)

131 Clarendon Street
Boston, Massachusetts
(Address of principal executive office)

02117
(Zip Code)

(617) 425-4600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 23, 2013, the Board of Directors of Brookline Bancorp, Inc. approved an increase in the size of the Board of Directors to thirteen members, and appointed Margaret Boles Fitzgerald as a director to fill the vacancy created by that action.  Ms. Fitzgerald currently serves as the Director of Corporate and Foundation Relations at Boston Health Care for the Homeless Program.

Ms. Fitzgerald’s term of office will expire at the 2014 annual meeting of Brookline’s shareholders or until her successor has been duly elected and qualified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLINE BANCORP, INC.

Date: October 25, 2013	By:	/s/ Michael W. McCurdy
General Counsel and Secretary

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release – October 25, 2013